UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 17, 2015

American Housing Income Trust, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Maryland	333-150548	75-3265854
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

34225 N. 27th Drive Building 5, Phoenix, Arizona 85085
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(623) 551-5808
(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - OTHER EVENTS

Item 8.01 Other Events

On November 17, 2015, American Housing Income Trust, Inc. (the "Company") issued a press release titled "American Housing Income Trust Secures Debt Financing." The purpose of the release was to announce that the Company successfully secured approximately $1,000,000 in debt financing from FirstKey Mortgage, LLC. In addition, the Company announced that it had been approved by OTC Markets Group, Inc. to be quoted on the OTCQB.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Document
10.1	Press Release - AMERICAN HOUSING INCOME TRUST SECURES DEBT FINANCING AND UPLISTING TO OTC MARKETS

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

American Housing Income Trust, Inc.

By: /s/ Jeff Howard
Name: Jeff Howard
Title: Chief Executive Officer and President

Dated: November 17, 2015